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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) OCTOBER 14, 1999
                                                         ----------------

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-20537                13-3429953
(State or other jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)           Identification No.)

1500 NORTH DALE MABRY HIGHWAY, TAMPA, FLORIDA                           33607
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

On October 14, 1999, the Board of Directors of Walter Industries, Inc. (the "Company") declared a quarterly dividend of $.03 per share for each outstanding share of common stock, par value $.01 per share of the Company. The dividend is payable on November 30, 1999 to shareholders of record on November 10, 1999.

The Board of Directors also authorized up to $25 million in additional repurchases of the Company's common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         EXHIBIT NUMBER     DESCRIPTION
         --------------     -----------

              99.1          Press Release Dated October 14, 1999



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Date:     OCTOBER 22, 1999
                                                --------------------
                                      WALTER INDUSTRIES, INC.



                                      By:       /S/  ARTHUR W. HUGE
                                                -------------------
                                      Title:    Arthur W. Huge
                                                Executive Vice President and
                                                Principal Financial Officer